UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2023
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Caribou Biosciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40631	45-3728228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 7th Street, Suite 105 Berkeley, California		94710
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 982-6030
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CRBU	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Entry Into a Material Definitive Agreement.

Preliminary unaudited cash, cash equivalents, and marketable securities as of June 30, 2023

Caribou Biosciences, Inc. (the “Company”) is providing certain preliminary financial results. On a preliminary unaudited basis, the Company expects its cash, cash equivalents, and marketable securities as of June 30, 2023 to be approximately $292.5 million. This estimate of cash, cash equivalents, and marketable securities, which includes the proceeds from the previously reported $25 million investment from Pfizer, Inc., is its preliminary estimate based on currently available information and does not present all necessary information for an understanding of the Company’s financial condition as of June 30, 2023 or its results of operations for the three and six months ended June 30, 2023. As the Company completes its quarter-end financial close process and finalizes its financial statements for the three and six months ended June 30, 2023, the Company may be required to make significant adjustments in a number of areas that may result in the estimate provided herein being different than the final reported cash, cash equivalents, and marketable securities as of June 30, 2023.
Item 7.01 Regulation FD Disclosure.

On July 13, 2023, Caribou Biosciences, Inc. (the “Company”) issued a press release announcing positive results of the long-term follow-up from the dose escalation portion of the ongoing ANTLER Phase 1 trial evaluating CB-010, an allogeneic anti-CD19 CAR-T cell therapy, in patients with relapsed or refractory B cell non-Hodgkin lymphoma (r/r B-NHL). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Company will host a conference call and webcast today, Thursday, July 13, 2023, at 4:30 pm ET, to discuss the positive ANTLER dose escalation data for CB-010. A copy of the slide presentation to be used during the Company’s conference call and webcast is attached hereto as Exhibit 99.2 and incorporated by reference herein. Details for accessing the conference call and webcast are included in Exhibit 99.1.
The information in Items 2.02 and 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be, or be deemed, incorporated by reference in any filings under the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in any such filing or document, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Caribou Biosciences, Inc. on July 13, 2023
99.2	Caribou Biosciences, Inc. CB-010 Clinical Program Update July 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Caribou Biosciences, Inc.

Date:	July 13, 2023	By:	/s/ Rachel E. Haurwitz
Rachel E. Haurwitz President and Chief Executive Officer